EXHIBIT 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-05606) and in the Registration Statement on Form S-8 (File No. 333-12716) of Waterford Wedgwood plc of our report dated June 17, 2004, relating to the Consolidated Financial Statements and our report dated June 17, 2004 on the financial statement schedule, which appear in this Form 20-F.

PricewaterhouseCoopers

Chartered Accountants and Registered Public Accounting Firm

Dublin, Republic of Ireland

September 30, 2004